UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 10, 2016
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2016, the Board of Trustees (the “Board”) of Corporate Office Properties Trust (the “Company” or the “Registrant”) appointed Stephen E. Budorick, 55, the Company’s Executive Vice President and Chief Operating Officer since September 2011, to become the Company’s President and Chief Executive Officer effective May 12, 2016, the date of the Company’s upcoming 2016 Annual Meeting of Shareholders. On that date, Roger A. Waesche, Jr., the Company’s current President and Chief Executive Officer, will depart the Company to pursue other interests and he will not be nominated for reelection as a Trustee. The Board expects to appoint Mr. Budorick to the Company’s Board of Trustees after the 2016 Annual Meeting of Shareholders.

Since September 2011, Mr. Budorick has served the Company as Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Budorick served as Executive Vice President of Asset Management at Callahan Partners, LLC, a private real estate owner and developer, for five years. From 1997 to 2006, Mr. Budorick was Executive Vice President in charge of Trizec Properties, Inc.’s Central Region and from 1991 to 1997, he was Executive Vice President responsible for third-party management at Miglin Beitler Management Company. Mr. Budorick also worked in asset management at LaSalle Partners, Inc. from 1988 to 1991 and facilities management and planning at American Hospital Association from 1983 to 1988.

Effective May 12, 2016, Mr. Budorick shall be paid an annual base salary of $540,000 with a target cash bonus of 125% of his base salary and a long term incentive plan target of 225% of his base salary. There is no arrangement or understanding with any person pursuant to which Mr. Budorick was elected as President and Chief Executive Officer. There are no family relationships between Mr. Budorick and any director or executive officer of the Company, and he is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

The Company and its operating partnership, Corporate Office Properties, L.P. (the “Operating Partnership”), have entered into a Separation Agreement with Mr. Waesche, dated as of February 11, 2016, pursuant to the terms of (i) the Letter Agreement, dated March 8, 2013, between Mr. Waesche, the Company and the Operating Partnership, and (ii) the Company’s Executive Change in Control and Severance Plan (the “Plan”). Pursuant to the Separation Agreement, Mr. Waesche will execute a Release Agreement on his departure date. The Separation Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

None

(b)	Pro Forma Financial Information

None

(c)	Shell Company Transactions

None

(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	Separation Agreement, dated February 11, 2016, between Corporate Office Properties Trust, Corporate Office Properties, L.P., and Roger A. Waesche, Jr.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	February 12, 2016	Dated:	February 12, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Separation Agreement, dated February 11, 2016, between Corporate Office Properties Trust, Corporate Office Properties, L.P., and Roger A. Waesche, Jr.